                                                                    Exhibit 10.7


                       THIRD AMENDMENT TO CREDIT AGREEMENT



         THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of June 20, 2003 (this "Amendment"), is by and among BLACK BOX CORPORATION OF PENNSYLVANIA, a Delaware corporation (the "Borrower"), BLACK BOX CORPORATION, a Delaware corporation (the "Parent"), the other guarantors to the Credit Agreement (together with the Parent, the "Guarantors"), the lenders parties to the Credit Agreement (the "Lenders") and CITIZENS BANK OF PENNSYLVANIA, a national banking association, as agent for the Lenders (in such capacity, the "Agent") and as Swingline Lender.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to a Credit Agreement, dated as of April 4, 2000, and amended by that certain First Amendment to Credit Agreements, dated as of March 30, 2001 and that certain Second Amendment to Credit Agreements, dated as of April 3, 2002 (as so amended, the "Credit Agreement"), pursuant to which the Lenders have agreed, on the terms and subject to the conditions described therein, to make Loans to the Borrower; and

         WHEREAS, the commitments of the Lenders under the Short Term Credit Agreement, dated as of April 4, 2000, as amended, among the Borrower, the Guarantors, the Lenders and the Agent have been terminated; and

         WHEREAS, the Borrower has requested the Lenders and the Agent to make certain changes to the Credit Agreement; and

         WHEREAS, the Lenders and the Agent are willing to amend the Credit Agreement as set forth below; and

         WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

         SECTION 1. Certain Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

         1.1. Section 1.01 of the Credit Agreement is hereby amended by adding thereto, in appropriate alphabetical sequence, the following definitions:

                  "Covered Stock Repurchase Amount" shall mean (i) for any period of four consecutive fiscal quarters for which the Consolidated Leverage Ratio is 1.0 to 1.0 or less, zero and (ii) for any other period of four consecutive fiscal quarters, an amount equal to fifty percent of purchase price paid by the Parent or any subsidiary for purchases of capital stock of the Parent during such period.

                  "Current Maturities of Long Term Indebtedness" shall mean amounts becoming due during the period in question of principal of Indebtedness for borrowed money other than (i) Indebtedness the original maturity date of which is less than one year from the date such Indebtedness was incurred and
         (ii) Indebtedness incurred under revolving credit or line of credit facilities to the extent such facilities permit reborrowing after repayment.

         1.2. The definition of the term "Consolidated Fixed Charge Coverage Ratio" appearing in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "Consolidated Fixed Charge Coverage Ratio", as of the last day of any fiscal quarter, shall mean the ratio of (a) Consolidated EBITDA plus the aggregate amounts that were paid as rent by the Parent and its consolidated Subsidiaries minus Capital Expenditures of the Parent and its consolidated Subsidiaries minus charges against income for foreign, federal, state and local income Taxes of the Parent and its consolidated Subsidiaries to (b) Current Maturities of Long Term Indebtedness of the Parent and its consolidated Subsidiaries plus Consolidated Interest Expense plus the aggregate amounts that were paid as rent by the Parent and its consolidated Subsidiaries plus the aggregate amount of dividends and distributions on the shares of capital stock of the Parent plus the Covered Stock Repurchase Amount, in each case for the four most recently completed fiscal quarters ending on such day, considered as a single accounting period. If an Acquisition occurs during such period, each element of the Consolidated Fixed Charge Coverage Ratio shall be calculated on a pro forma basis as if the Acquisition had been made, and any Indebtedness or other obligations issued or incurred in connection therewith had been issued or incurred, as of the first day of such period; provided, however, that, in making such calculations, the Borrower may ignore those expenses and distributions of the acquired Person that would not have been incurred had the Acquisition occurred as of the first day of such period. In making such pro forma calculation of the Consolidated Interest Expense with respect to Indebtedness or other obligations issued or incurred in connection with the Acquisition, interest expense thereon shall be calculated on the basis of an interest rate per annum not less than the one-month Euro-Rate as of the last day of such period plus an Applicable Margin determined on the basis of the Consolidated Leverage Ratio as of the last day of such period.

         1.3. Section 7.02 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  7.02. Leverage. As of the last day of each fiscal quarter, the Consolidated Leverage Ratio shall no be greater than 2.0 to 1.0.

         1.4. The definition of the term "Prime Rate" appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the phrase "Mellon Bank,
N. A." each place it appears in such definition and inserting in lieu thereof the phrase "Citizens Bank of Pennsylvania".

         SECTION 3. Miscellaneous.

         3.1. Effect of Amendment. This Amendment shall become effective upon
(a) the execution by the Borrower, the Guarantors, the Required Lenders and the Agent, and delivery to the Agent, of this Amendment and (b) receipt by the Agent of such other certificates, corporate documents and other documents as the Agent may request. The Credit Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect.

         3.2. Confirmation of Guaranty. Each of the Guarantors reaffirms the terms and conditions of the Loan Documents executed by it and acknowledges and agrees that such Loan Documents remain in full force and effect and are hereby ratified, reaffirmed and confirmed.

         3.3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the conflict of law principles thereof.

         3.4. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.


                                         [SIGNATURES BEGIN ON NEXT PAGE]

          SIGNATURE PAGE 1 OF 10 TO THIRD AMENDMENT TO CREDIT AGREEMENT
                       WITH BLACK BOX CORPORATION ET AL.



         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Amendment as of the date first above written.



                                        BORROWER:

                                        BLACK BOX CORPORATION OF PENNSYLVANIA


                                        By:
                                            -----------------------------------

                                        Name:
                                              ---------------------------------

                                        Title:
                                               --------------------------------



                                        GUARANTORS:

                                        BLACK BOX CORPORATION and each of the
                                        DOMESTIC SUBSIDIARIES listed on Annex A
                                        attached hereto and made a part hereof

                                        By:
                                            -----------------------------------

                                        Name:
                                              ---------------------------------

                                        Title:
                                               --------------------------------

                                                of Black Box Corporation and of
                                                each of the Domestic
                                                Subsidiaries listed on Annex C
                                                hereto

        SIGNATURE PAGE 2 OF 10 TO TO THIRD AMENDMENT TO CREDIT AGREEMENT
                        WITH BLACK BOX CORPORATION ET AL.

                                        AGENT:

                                        CITIZENS BANK OF PENNSYLVANIA


                                        By:
                                            -----------------------------------

                                        Name:
                                              ---------------------------------

                                        Title:
                                               --------------------------------




                                        BANKS:

                                        CITIZENS BANK OF PENNSYLVANIA

                                        By:
                                            -----------------------------------

                                        Name:
                                              ---------------------------------

                                        Title:
                                               --------------------------------

         SIGNATURE PAGE 3 OF 10 TO THIRD AMENDMENT TO CREDIT AGREEMENT
                        WITH BLACK BOX CORPORATION ET AL.



                                        WACHOVIA BANK, NATIONAL ASSOCIATION

                                        By:
                                            -----------------------------------

                                        Name:
                                              ---------------------------------

                                        Title:
                                               --------------------------------

         SIGNATURE PAGE 4 OF 10 TO THIRD AMENDMENT TO CREDIT AGREEMENT
                        WITH BLACK BOX CORPORATION ET AL.


                                        FLEET NATIONAL BANK

                                        By:
                                            -----------------------------------

                                        Name:
                                              ---------------------------------

                                        Title:
                                               --------------------------------

         SIGNATURE PAGE 5 OF 10 TO THIRD AMENDMENT TO CREDIT AGREEMENT
                        WITH BLACK BOX CORPORATION ET AL.



                                        NATIONAL CITY BANK OF PENNSYLVANIA

                                        By:
                                            -----------------------------------

                                        Name:
                                              ---------------------------------

                                        Title:
                                               --------------------------------

         SIGNATURE PAGE 6 OF 10 TO THIRD AMENDMENT TO CREDIT AGREEMENT
                        WITH BLACK BOX CORPORATION ET AL.



                                        COMERICA BANK

                                        By:
                                            -----------------------------------

                                        Name:
                                              ---------------------------------

                                        Title:
                                               --------------------------------

        SIGNATURE PAGE 7 OF 10 TO TO THIRD AMENDMENT TO CREDIT AGREEMENT
                        WITH BLACK BOX CORPORATION ET AL.



                                        FIRSTAR BANK, N.A.

                                        By:
                                            -----------------------------------

                                        Name:
                                              ---------------------------------

                                        Title:
                                               --------------------------------

         SIGNATURE PAGE 8 OF 10 TO THIRD AMENDMENT TO CREDIT AGREEMENT
                       WITH BLACK BOX CORPORATION ET AL.



                                        KEYBANK NATIONAL ASSOCIATION

                                        By:
                                            -----------------------------------

                                        Name:
                                              ---------------------------------

                                        Title:
                                               --------------------------------

         SIGNATURE PAGE 9 OF 10 TO THIRD AMENDMENT TO CREDIT AGREEMENT
                       WITH BLACK BOX CORPORATION ET AL.



                                        MELLON BANK, N. A.

                                        By:
                                            -----------------------------------

                                        Name:
                                              ---------------------------------

                                        Title:
                                               --------------------------------

         SIGNATURE PAGE 10 OF 10 TO THIRD AMENDMENT TO CREDIT AGREEMENT
                       WITH BLACK BOX CORPORATION ET AL.



                                        FIFTH THIRD BANK

                                        By:
                                            -----------------------------------

                                        Name:
                                              ---------------------------------

                                        Title:
                                               --------------------------------

                 ANNEX A TO THIRD AMENDMENT TO CREDIT AGREEMENT

                       GUARANTORS - DOMESTIC SUBSIDIARIES



BBox Holding Company
Atimco Network Services, Inc.
American Telephone Wiring Company
Midwest Communications Technologies, Inc.
Associated Network Solutions, Inc.
Advanced Communications Corporation
Cable Consultants, Incorporated
Todd Communications, Inc.
Comm Line, Inc.
Business Communications Concepts, Inc.
Koncepts Communications of L.I., Corp.
Communication Contractors, Inc.
DataCom-Link, Inc.
U.S. Premise Networking Services, Inc.
TennMark Telecommunications, Inc.
Parrish Communications Cabling, Inc.
R&D Services, Inc.
Delaney Telecom, Inc.
Delaney Electrical Services, Inc.
K&A Communications, Inc.
Jet Line Communications, Inc.
A.T.S., Inc.
Coast to Coast Communications, Inc.
Advanced Network Technologies, Inc.
BB Technologies, Inc.